SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                  June 18, 2001


                              ORYX TECHNOLOGY CORP.
             (Exact name of registrant as specified in its charter)


            Delaware                     1-12680                 22-2115841
 (State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)


                  1100 Auburn Street, Fremont, California 94538
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (510) 492-2080


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Item 5. Other Events.

     On June 15, 2001, Oryx Technology Corp. announced in a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, that it would effect a one for ten reverse stock split by an amendment of its Certificate of Incorporation (attached hereto as Exhibit 3.1).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          3.1  Certificate of Amendment of Certificate of Incorporation.

          99.1 Press Release dated June 15, 2001.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 18, 2001                                 ORYX TECHNOLOGY CORP.
                                                         (Registrant)


                                                 By: /s/ Mitchel Underseth
                                                     ---------------------------
                                                     Mitchel Underseth
                                                     Chief Financial Officer


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